                                                                 Exhibit 10.3.18

                                 AMENDMENT NO. 2
                         POWER PURCHASE CONTRACT BETWEEN
                       SOUTHERN CALIFORNIA EDISON COMPANY
                       AND PACIFIC LIGHTING ENERGY SYSTEMS
                       -----------------------------------

1.  PARTIES:
    -------

              This Amendment No. 2 to the Power Purchase Contract between
Southern California Edison Company and Pacific Lighting Energy Systems
("Contract") for the PLES I project is entered into between Southern California
Edison Company ("Edison") and Pacific Lighting Energy Systems, renamed Pacific
Energy ("Seller"), individually, "Party," and collectively, "Parties."

2.  RECITALS:
    --------

              This Amendment No. 2 to the Contract is made with reference to the following facts, among others:

              2.1 Edison and Santa Fe Geothermal, Inc. ("Santa Fe") executed the
Contract on April 16, 1985.

              2.2 Santa Fe assigned the Contract to Seller effective April 2,
1986.

              2.3 Edison and Seller executed Amendment No. 1 to the Contract on
October 27, 1989.

              2.4 The Contract was subject to Uncontrollable Force which rendered Pacific Energy unable to perform its obligations under the Contract for a period of five hundred forty-eight (548) days.

              2.5 The Parties desire to amend the Contract to change the date of expected Firm Operation set forth at Section 1.7 of the Contract to reflect the ffect of the Uncontrollable Force.

3.  AGREEMENT:
    ---------

              The Parties agree to amend the Contract as follows:

              (A) The Expected Firm Operation date of "February 1987" set forth at Section 1.7 of the Contract is deleted, and replaced with "October 16, 1991."

              (B) The First Period of the Contract Term set forth at Section 3.1 of the Contract shall commence upon date of Firm Operation, and the phrase "but not later than five years from the date of execution of this Contract" is deleted.

              (C) The text of Section 12 should be deleted, and replaced with:
"This Contract shall terminate if Firm Operation does not occur by October 16,
1991."

4.  OTHER TERMS AND CONDITIONS:
    --------------------------

              Except as expressly amended by this Amendment No. 2, the terms and conditions of the Contract shall remain in full force and effect.

5.  EFFECTIVE DATE:
    --------------

              This Amendment No. 2 shall become effective when it has been duly executed by the Parties.

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6.  SIGNATURE CLAUSE:
    ----------------

              The signatories hereto represent that they have been appropriately authorized to enter into this Amendment No. 2 to the Contract on behalf of the
Party for whom they sign. This Amendment No. 2 is hereby executed as of this
20th day of December, 1989.

                                            SOUTHERN CALIFORNIA EDISON COMPANY

                                            By:/s/ Robert Dietch
                                               ---------------------------------
                                                         Robert Dietch
                                                         Vice President

                                            PACIFIC ENERGY

                                            By:   /s/ Robert J. Cushman
                                                  ------------------------------

                                            Name:  Robert J. Cushman
                                                  ------------------------------

                                            Title: Senior Vice President
                                                  ------------------------------

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